UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 21, 1998





                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     MARYLAND                 1-13089                             75-2687420
(STATE OF OTHER      (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION OR
ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

EXPLANATORY NOTE

U.S. Restaurant Properties, Inc., (the "Registrant") a fully integrated, self-administered and self-managed real estate investment trust hereby amends its Form 8-K dated January 21, 1998 as filed with the Securities and Exchange Commission on February 4, 1998 as follows:

The Company hereby submits the financial statements required for the properties acquired and included in this Form 8-K/A and pro forma information as shown on
Item 7 and as further described in Item 2.

Item 2.  Acquisition or Disposition of Assets

On January 9, 1998, U.S. Restaurant Properties, Inc. (the "Registrant") acquired four Wendy's restaurant properties located in Illinois, Maryland and Virginia. The acquisition was done pursuant to one purchase and sale agreement. The net purchase price equaled $940,000 in cash and other capitalized costs of approximately $32,000. The selling entity was The Penn Mutual Life Insurance Company, a Pennsylvania mutual insurance corporation. The acquisition was funded by the Registrant's bank line of credit.

On January 21, 1998, the Registrant acquired 20 El Chico restaurant properties and one other property, located in Alabama, Arkansas, Kentucky, Louisiana, Oklahoma, Tennessee and Texas. The acquisition was done pursuant to one purchase and sales agreement. The purchase price equaled $27,300,000 in cash and other capitalized costs of approximately $380,000. The selling entity was El Chico Restaurants, Inc., a Texas corporation. The acquisition was funded by the Registrant's bank line of credit.

On February 18, 1998, the Registrant acquired two Burger King properties located in Illinois. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,966,926 in cash and other capitalized costs of approximately $17,000. The selling entity was National Restaurant Enterprises, Inc., a Delaware corporation. The acquisition was funded by the Registrant's bank line of credit.

On various dates from January 1, 1998 through February 28, 1998, the Registrant acquired five properties consisting of one Schlotzsky's, one Fazoli's and three other regional brands located in Georgia, Illinois, Indiana, Oregon and Texas. The properties were acquired pursuant to five purchase and sale agreements. The purchase price for these properties equaled $3,117,700 in cash and other capitalized costs of approximately $24,000. These restaurant properties represent newly developed properties and properties yet to be developed, which do not have any historical operations. The selling entities were Terrell Partners, L.P., a Texas limited partnership, FZ Development, L.L.C., an Illinois limited liability company, Post 70 partners, L.P., an Indiana limited partnership, Restaurant Properties, L.L.C., a Kentucky limited liability company and Eugene F. Burrill Lumber Co., an Oregon corporation. These acquisitions were funded by the Registrant's bank line of credit.

In addition, to the above acquisitions, three other properties (the "Other Properties") were acquired during the period January 1, 1998 and February 28, 1998. These properties consist of two McAlister's restaurant properties and one Chevron gas station property. The properties were purchased from JME Inc., a Mississippi corporation, Albany Properties, L.L.C., a Mississippi limited liability company and B.C. Oil Ventures, LLC, a California limited liability company. These properties were purchased for an aggregate cash purchase price of approximately $2,083,000 and were funded by the Registrant's bank line of credit.

The transaction on January 21, 1998 in combination with restaurant properties acquired between January 1, 1998 and January 21, 1998 (date of reportable event), which are unaudited, are deemed significant in aggregate to the Registrants total assets as previously reported on Form 10-K. Other transactions subsequent to the date of the reportable event through February 28, 1998 have been included. The Sellers of all properties are not affiliated with the Registrant, any director or officer of the Registrant or any associate of any such director or officer.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and fair market values of the acquired Properties.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



         a)(3)

         Combined Statement of Revenues of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Wendy's Acquisition) for the year ended December 31, 1997

         Financial information related to the acquisition of 21 properties by U.S. Restaurant Properties, Inc. from El Chico Restaurants, Inc.

         Financial information related to the acquisition of two restaurant properties by U.S. Restaurant Properties, Inc. from National Restaurant Enterprises, Inc., a wholly-owned subsidiary of AmeriKing, Inc.

         b)  Pro forma Financial Information

         c)  Exhibits

              23 (a) Consent of Deloitte & Touche LLP

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Wendy's Acquisition) for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amount of expenses, described in Note 1 to the combined statement of revenues, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statement of revenues presents fairly, in all material respects, the combined revenues, as defined above, of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Wendy's Acquisition) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
March 17, 1998

                           SELECTED PROPERTIES SOLD TO
             U.S. RESTAURANT PROPERTIES, INC. (WENDY'S ACQUISITION)
                         COMBINED STATEMENT OF REVENUES
                          YEAR ENDED DECEMBER 31, 1997




  RENTAL INCOME - MINIMUM                            $       176,094
                                                    =================



  See Accompanying Notes to the Combined Statement of Revenues.

NOTES TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (WENDY'S ACQUISITION) COMBINED STATEMENT OF REVENUES

1.   Summary Of Significant Accounting Policies

     Nature Of Operations

     The accompanying Combined Statement of Revenues includes four properties acquired by U.S. Restaurant Properties, Inc. from The Penn Mutual Life Insurance Company, a Pennsylvania mutual insurance corporation (the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as Wendy's restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of revenues and expenses of the properties. There are no continuing operating expenses of the properties for 1997 which were incurred by the lessor.

2.   Use Of Estimates

     The preparation of this combined statement of revenues in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property leases are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Certain information regarding the property leases is set forth in the table below.


                         MINIMUM
                         ANNUAL                                       PERCENTAGE   TERMINATION
LOCATION                 RENTAL                                       RENTAL           DATE
-----------------------  -------------------------------------------  ----------  ---------------
Woodbridge, VA             $ 51,191   Per year through 5/17/98        None        May 1998 with two
                                                                                  option terms.  The
                                                                                  first such term is
                                                                                  five years and the
                                                                                  second term is four
                                                                                  years and eleven
                                                                                  months.

Landover, MD                 41,947  Per year through 8/11/98        None         August 1998 with two
                                                                                  option terms.  The
                                                                                  first such term is
                                                                                  five years and the
                                                                                  second term is four
                                                                                  years and eleven
                                                                                  months.

Suitland, MD                 41,870  Per year through 12/15/98       None         December 1998 with
                                                                                  two five-year renewal
                                                                                  options.

Belleville, IL               41,086  Per year through 5/17/98        None         May 1998 with two
                                                                                  option terms.  The
                                                                                  first such term is
                                                                                  five years and the
                                                                                  second term is four
                                                                                  years and eleven
                                                                                  months.



The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1997:

                                          1998       $     100,491
                                                     --------------
                                                     $     100,491
                                                     ==============

Financial information related to the acquisition of 21 properties by U.S. Restaurant Properties, Inc. from El Chico Restaurants, Inc. ("El Chico").

El Chico is a publicly owned corporation. With respect to El Chico, as reported by its management, net loss totaled $(3,062,000) for the year ended December 31, 1996 and unaudited net income totaled $1,966,000 for the nine months ended September 30, 1997. El Chico reported total assets of $47,662,000 and stockholders' equity of $26,285,000 as of December 31, 1996 and unaudited total assets of $48,673,000 and stockholders' equity of $28,417,000 as of September 30, 1997. Persons interested in receiving copies of El Chico's publicly issued financial statements for the year ended December 31, 1996 and for the nine months ended September 30, 1997 can do so by contacting El Chico Restaurants, Inc. at: 12200 Stemmons Freeway, Suite 100, Dallas, TX 75234 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov.

Financial information related to the acquisition of two restaurant properties by
U. S. Restaurant Properties, Inc. from National Restaurant Enterprises, Inc. a wholly-owned subsidiary of AmeriKing, Inc. ("King").


King is a public registrant with the Securities and Exchange Commission. With respect to King, as reported by its management, net loss totaled $(7,997,000) for the year ended December 30, 1996 and unaudited net loss totaled $(367,000) for the nine months ended September 29, 1997. King reported total assets of $155,037,000 and stockholders' equity of $433,000 as of December 30, 1996 and unaudited total assets of $209,781,000 and stockholders' deficit of $(3,063,000) as of September 29, 1997. Persons interested in receiving copies of King's publicly issued financial statements for the year ended December 30, 1996 and for the nine months ended September 29, 1997 can do so by contacting AmeriKing, Inc. at: 2215 Enterprise Drive, Suite 1502, Westchester, IL 60154 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov

                         PRO FORMA FINANCIAL INFORMATION

         The following December 31, 1997 unaudited Pro Forma Consolidated Balance Sheet of U.S. Restaurant Properties, Inc. (the "Company") consists of the Company's December 31, 1997 historical balance sheet adjusted on a pro forma basis to reflect as of December 31, 1997: (a) the acquisition of 30 operating properties for $32,718,000, (b) the acquisition of one newly constructed and four undeveloped properties for $3,142,000, (c) the additional borrowings required to purchase the properties acquired. The unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Company.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1997 is presented as if the following had occurred as of January 1, 1997: (a) the acquisition of 277 properties for $182,396,000 including the value of 680,695 shares issued in connection with acquisitions and the sale of eight properties for $5,822,000 on various dates between January 1, 1997 and December 31, 1997, (b) the acquisition of 30 operating properties for $32,718,000 acquired between January 1, 1998 and February 28, 1998, (c) the acquisition of one newly constructed and four undeveloped properties for $3,142,000, between January 1, 1998 and February 28, 1998, (d) the issuance of 1,434,831 shares in five separate transactions to individual investors with net proceeds of $25,000,000, (e) the additional borrowings of $94,865,000 required to purchase the properties acquired, (f) the preferred stock dividends required and the reduction of interest expense as a result of the offering based on the offering proceeds to reduce the total debt outstanding by $87,622,000, and (g) the three-for-two stock split on October 30, 1997. Proceeds from the property sales and stock issuances were used to finance the property acquisitions. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1997, nor do they purport to represent the results of operations for future periods.

                                         U.S. RESTAURANT PROPERTIES, INC.
                                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 December 31, 1997
                                                    (Unaudited)
                                              (Dollars In thousands)




                                                        Operating             Newly
                                        Historical       Property          Constructed
                                         12/31/97      Acquisitions (a)    Acquisitions (b)     Pro Forma
                                      --------------   -------------      --------------       ------------
Property, net
  Land                                 $   109,515      $    10,405        $     2,031          $ 121,951
  Building and leasehold                   211,200           22,313              1,111            234,624
    improvements
  Machinery and equipment                    4,813                                                  4,813
     Less: Accumulated Depreciation        (13,438)                                               (13,438)

Cash and cash equivalents                    1,104                                                  1,104
Cash restricted                                 --              700                                   700
Rent and other receivables, net              4,791                4                                 4,795
Prepaid expenses and purchase                1,967             (118)              (303)             1,546
  deposits
Notes receivable                             8,518                                                  8,518
Mortgage note receivable                     5,947                                                  5,947
Net investment in direct financing
  leases                                    13,764                                                 13,764
Intangibles, net                            10,968                                                 10,968
                                      --------------   -------------      --------------       ------------
                                       $   359,149      $    33,304        $     2,839          $ 395,292
                                      ==============   =============      ==============       ============

Accounts payable and accrued           $     4,193      $       976        $        12          $   5,181
  liabilities
Deferred gain on sale of property              642                                                    642
Lines of credit                             89,196           32,328              2,827            124,351
Notes payable                               40,000                                                 40,000
Capitalized lease obligations                  170                                                    170
Minority interest in operating              19,536                                                 19,536
  partnership
Stockholders' Equity                       205,412                                                205,412
                                      --------------   -------------      --------------       ------------
                                       $   359,149      $    33,304        $     2,839          $ 395,292
                                      ==============   =============      ==============       ============




               See Notes to Pro Forma Consolidated Balance Sheet.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects pro forma adjustments for certain 1998 acquisitions completed since December 31, 1997 which consist of the purchase of 30 operating properties and the borrowings required to complete the purchase of these properties as follows:

                                            Number of
                                            Properties
                                          ---------------      ----------------
                           El Chico             21               $   27,680
                           Wendy's               4                      971
                           Burger King           2                    1,984
                           Other                 3                    2,083
                                               ----            ----------------
                                                30                   32,718
                                               ====

      Add restricted cash                                               700
      Add rent receivable and other                                       4
      Less December 31, 1997 prepaid
           expenses and purchase deposits
           relating to acquisitions                                    (118)
      Less tenant security deposit and escrows                         (976)
           received                                            ----------------

     Increase in line of credit and notes payable                $   32,328
                                                               ================



     Costs of the acquisitions are allocated as follows:

                 Land                                            $   10,405
                 Buildings and leasehold improvements                22,313
                                                               ----------------
                                                                 $   32,718
                                                               ================


The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1998. Management does not expect material adjustments to occur.


(b) Reflects pro forma adjustments for certain 1998 acquisitions completed since December 31, 1997 which consist of the purchase of one newly constructed and four undeveloped properties and the borrowings required to complete the purchase of these properties as follows:

                                            Number of
                                            Properties
                                          --------------     ---------------
                          Schlotzsky's         1               $    223
                          Other                4                  2,919
                                             ----            ---------------
                                               5                  3,142
                                             ====

      Less December 31, 1997 prepaid
           expenses and purchase deposits
           relating to acquisitions                                (303)
      Less tenant security deposit and escrow
           received                                                 (12)
                                                             ---------------
      Increase in line of credit and notes payable             $  2,827
                                                             ===============

      Costs of the acquisitions are allocated as follows:

                Land                                           $  2,031
                Buildings and leasehold improvements              1,111
                                                             ---------------
                                                               $  3,142
                                                             ===============


          The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ending December 31, 1998. Management does not expect material adjustments to occur.

                                      U.S. RESTAURANT PROPERTIES, INC.
                           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   FOR THE YEAR ENDED DECEMBER 31, 1997
                                             (Unaudited)
                                (In thousands, except per share/unit data)

                                              REIT
                                1997       Conversion
                            Acquisition  Offering and
                Historical      and         Minority                      National     Newly       Other      Pro Forma   PRO FORMA
                 12/31/97      Sales        Interest   Wendy's  El Chico  Restaurant Constructed  Properties  Adjustment   12/31/97
                ----------  -----------  ------------  -------  --------- ---------- -----------  ----------  ----------  ---------

Total Revenues   $ 35,584    $ 12,614(a)  $     --     $176(c)  $3,718(d)  $  207(e) $  265 (f)    $  281(g)  $     --    $ 52,845

Expenses
 Ground Lease
  expense           2,488         514           --       --         --         --        --            --           --       3,002
 Depreciation
  and
  amortization      9,415       3,590           --       25(h)     949(h)      74(h)     62(h)         67(h)        --      14,182
 Taxes, G & A       3,590         609           --       --         --         --        --            --           --       4,199
 Interest
  expense          10,011       5,930       (6,572)(b)   --         --         --        --            --        2,360(i)   11,729
                ----------  -----------  ------------- -------  --------- ---------- -----------  ----------  ----------  ---------
Total expenses     25,504      10,643       (6,572)      25        949         74        62            67        2,360      33,112
                ----------  -----------  ------------- -------  --------- ---------- -----------  ----------  ----------  ---------
Income before
 gain on sale
 of property
 , minority
 interest and
 unusual items     10,080       1,971        6,572      151      2,769        133       203          214       (2,360)      19,733
                ----------  -----------  ------------- -------  --------- ---------- -----------  ----------  ----------  ---------

Minority
 interest in
 income              (202)         --           --       --         --         --        --           --         (200)(j)    (402)
Gain on sale
  of property         869          --           --       --         --         --        --           --           --         869
Termination of
 management
 contract         (19,220)         --           --       --         --         --        --           --           --     (19,220)
REIT
 conversion
 costs               (920)         --           --       --         --         --        --           --           --        (920)
                ----------  -----------  ------------- -------  --------- ---------- -----------  ----------  ----------  ---------
Net income         (9,393)   $  1,971     $  6,572     $151     $2,769     $  133     $ 203        $ 214      $ (2,560)        60
                            ===========  ============= =======  ========= ========== ===========  ==========  ==========
Preferred
 stock
 dividend            (868)                  (6,234)(b)                                                                     (7,102)
               -----------               -------------                                                                    ---------
Net income
 allocable to
 Common Stock
 /unitholders   $ (10,261)                                                                                                $(7,042)
               ===========                                                                                                =========
Avg no. of
 shares/units
     Basic         11,693                                                                                                   12,631
               ===========                                                                                                =========
     Diluted       11,693                                                                                                   12,631
               ===========                                                                                                =========
Net income
 per share
 /unit
     Basic      $  (0.88)                                                                                                   $(0.56)
               ===========                                                                                                =========
     Diluted    $  (0.88)                                                                                                   $(0.56)
               ===========                                                                                               ==========



See Notes to Pro Forma Consolidated Statement of Income.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME


(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 277 properties acquired on various dates from January 1, 1997 through December 31, 1997.

(b) Reflects pro forma adjustment for the issuance of preferred stock. Proceeds of which were used to finance acquisitions.

(c) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Wendy's Acquisition comprised of four properties acquired on January 9, 1998. See combined statement of revenues included herein.

(d) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the El Chico Restaurants, Inc. acquisition comprised of 21 properties acquired on January 21, 1997.

(e) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the National Restaurant Enterprises, Inc. acquisition comprised of two properties acquired on February 18, 1998.

(f) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of five properties acquired on various dates from January 1, 1998 through February 28, 1998.

(g) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for three other properties acquired on various dates from January 1, 1998 through February 28, 1998.

(h) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(i) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:

                                        Principal                Interest Rate

    Series A Senior Secured
        Guaranteed Notes             $  12,500,000                    8.06%
    Series B Senior Secured
        Guaranteed Notes                27,500,000                    8.30%
    Line of credit                     111,000,000                    6.74%
    Line of credit                      26,200,000                    8.03%


(j) Reflects pro forma allocation of operating income to minority interest.


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


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  March 20, 1998                 U.S. RESTAURANT PROPERTIES, INC



                                      By: /s/ Robert J. Stetson
                                         -----------------------------
                                          Robert J. Stetson
                                          President, Chief Executive Officer


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